Accel Entertainment Second Quarter 2020 Earnings Presentation August 2020 1

Important Information Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this presentation are forward-looking statements, including, but not limited to, statements regarding our strategy, prospects, plans, objectives, future operations, future revenue and earnings, projected margins and expenses, markets for our services, potential acquisitions or strategic alliances, financial position, and liquidity and anticipated cash needs and availability. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” and similar expressions or the negatives thereof are intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These forward-looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to: the existing and potential future adverse impact of the COVID-19 pandemic on Accel’s business, operations and financial condition, including as a result the suspension of all video gaming terminal operations by the Illinois Gaming Board between March 16, 2020 and June 30, 2020, which suspension could be reinstated; Accel’s ability to operate in existing markets or expand into new jurisdictions; Accel’s ability to manage its growth effectively; Accel’s ability to offer new and innovative products and services that fulfill the needs of licensed establishment partners and create strong and sustained player appeal; Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain VGTs, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms; the negative impact on Accel’s future results of operations by the slow growth in demand for VGTs and by the slow growth of new gaming jurisdictions; Accel’s heavy dependency on its ability to win, maintain and renew contracts with licensed establishment partners; unfavorable economic conditions or decreased discretionary spending due to other factors such as epidemics or other public health issues (including COVID-19), terrorist activity or threat thereof, civil unrest or other economic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial conditions and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission ("SEC"). Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on the Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the sections entitled “Risk Factors” in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this presentation or future quarterly reports, press releases or company statements will not be realized. In addition, the inclusion of any statement in this presentation does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors.” These and other factors could cause our results to differ materially from those expressed in this presentation. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity, and market size, is based on information from various sources, on assumptions that we have made that are based on those data and other similar sources, and on our knowledge of the markets for our services. This information includes a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, assumptions, and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA. Adjusted EBITDA is defined as net (loss) income plus amortization of route and customer acquisition costs and location contracts acquired; stock-based compensation expense; other expenses, net; tax effect of adjustments; depreciation and amortization of property and equipment; interest expense; and provision for income taxes.. Management believes that these non-GAAP measures of financial results enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitate company-to-company and period-to period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items or represent certain nonrecurring items that are unrelated to core performance. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance and to evaluate Accel’s ability to fund capital expenditures, service debt obligations and meet working capital requirements. See the slide entitled “Non-GAAP to GAAP Reconciliation” on page 12 for additional information. 2

Introduction to Accel High Quality Service Company in Gaming Vertical Strong Track Record of Growth Annual Adjusted EBITDA(1) $mm $80 59% $64 CAGR $47 $33 $26 Accel owns and operates more than 11,000 Video Gaming $19 Terminals (“VGTs”) across 2,335 third-party licensed $5 establishments in Illinois. Accel operates more VGTs than all 10 Illinois casinos combined 2013 2014 2015 2016 2017 2018 2019 Contracted, Recurring Revenue Disciplined Stewards of Capital 8 Year Contracts Average Residual Contract Length: Balance Sheet Strength 6.8 Years(2) Conservative Net Leverage $220mm Net Debt(4) 98% Contract Renewal Rate(3) Recent legislation provides significant Strong backlog of contracted embedded opportunity for additional growth locations waiting to go-live 1. Adjusted EBITDA is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 12 "Non-GAAP to GAAP Reconciliation.” 2. Excluding the Grand River Jackpot acquisition, the Average remaining contract life was 7.0 years as of June 30, 2020. 3. Voluntary contract renewal rate for the 3 years ending December 31, 2019. 4. Net Debt is Total Debt, less cash and $30mm of convertible notes. 3

Gaming Update • In reaction to the COVID-19 pandemic, the Illinois Gaming Board shut down all VGTs across the state of Illinois from March 16th to June 30th • In late March, Accel reduced cash expenses to $2 - $3 million per month of which interest and insurance made up over 50% of the cash expense • In June, Accel began recalling employees to prepare for relaunch • On June 17th, the Illinois Gaming Board issued Video Gaming Resumption Protocols which, among other things, called for: • VGTs spaced 6 feet apart or • Movable dividers installed between VGTs or • If unable to do one of the two options above, disable the VGT • On July 1st, Video Gaming relaunched • On day 1, more than 80% of Accel’s locations were live • Less than 3% of Accel’s VGTs were powered down due to the Video Gaming Resumptions Protocols • By day 3, more than 90% of Accel’s locations were live 4

Liquidity Update • As of June 30th, Accel had $149 million of cash and $50 million of availability on its 2019 Senior Secured Credit Facility (“Credit Facility”) • Accel is in full compliance with all Credit Facility covenants • On August 4th, Accel proactively amended its Credit Facility which: • Provided financial covenant relief for Q3 2020, Q4 2020, and Q1 2021 • Created a minimum liquidity requirement of $100 million for the duration of the relief period 5

Q2 2020 Results Q2 2019 Q2 2020 % Change Locations 1,762 2,335 +33% VGTs 8,082 11,108 +37% Revenue $104M $0M (100%) Adj. EBITDA(1) $21M ($9M) (142%) 1. Adjusted EBITDA is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 12 "Non-GAAP to GAAP Reconciliation.” 6

Accel Quarterly KPIs End of Period Live Locations / VGTs (#) Hold per Day(1) ($) VGTs VGTs Ex. GRJ Ex. GRJ Locations $134 $139 $132 $126 $131 Locations Ex. GRJ 11,164 11,108 10,346 10,499 $124 w/GRJ 9,244 9,221 8,448 8,591 8,082 2,290 2,312 2,353 2,335 – Q1 Q2 Q3 Q4 1,762 1,838 1,860 1,904 1,895 2Q19 3Q19 4Q19 1Q20 2Q20 2019 2020 Revenue ($mm) Adjusted EBITDA(2) ($mm) $21 $121 $20 $21 $18 $105 $104 $101 $97 $15 Open Open JanOpen 1 – Jan 1 – Mar.Jan 1 16 – Mar. 16 Mar. 16 Q1 Q2 Q3 Q4 $0 Q1 Q2 Q3 Q4 ($9) 2019 2020 2019 2020 1. Hold-per-day (HPD) is calculated by dividing the difference between cash deposited in all VGTs and tickets issued to players by the average number of VGTs in operation during the period being measured, and then dividing the calculated amount by the number of operating days in such period. Hold per day for the three months ended March 31, 2020 is computed based on 76-eligible days of gaming (excludes 15 non-gaming days due to the IGB mandated COVID-19 shutdown). 2. Adjusted EBITDA is a non-GAAP financial measure that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 12 "Non-GAAP to GAAP Reconciliation.” 7

Regulatory Update • On July 1st, video gaming relaunched • On July 15th, Governor Pritzker divided Illinois into 11 regions COVID-19 • Based on 2019 revenue annualized for the Grand River Acquisition, no region is responsible for more than 20% of Accel’s revenue • Chicago is a separate region (Accel has no exposure) • Illinois Legislation allows for the addition of a 6th machine at each location, and up to 10 total machines at certain qualified truck stops 6th VGT • The IGB gave approval to start installing 6th machines on January 13th • Accel has installed more than 550 6th machines and expects to install a total of 1,000 by year-end • Legislation increases the max bet from $2 to $4, and increases the max payout from $500 to $1,199 • Higher bet/win limits require a software update to be developed by each VGT manufacturer, which are Increased Bet at varying levels of readiness Limits / New • Remote updates began in July Software • ~50% of VGTs will require a site visit to complete the update • Expect to complete update by year-end • Georgia currently allows coin-operated skill-based games, primarily in convenience stores Georgia Expansion • On July 22nd, Accel acquired Tom’s Amusements Company, Inc., a Southeastern U.S. amusement operator and Master Licensee in the state of Georgia • On July 30th, the Senate introduced bill 1256 to expand VGTs to bars, taverns, veteran, fraternal, and Pennsylvania other establishments in Pennsylvania Legislation • Accel holds a conditional license from the Pennsylvania Gaming Control Board 8

Accel has a Straightforward Value Creation Plan 2019 Accomplishments 2020 In-Progress Execute on Benefit from IL Invest for Backlog to Gaming Sustained Use Strong Deliver Growth Expansion Growth Balance Sheet New Locations 6th VGT per Accretive M&A Accretive M&A Location Competitor New States Share Buybacks Conversion Higher Bet Limits New Products Dividends Refill backlog with new sales M&A Synergies Accel is executing on its strategic vision to drive value creation for shareholders 9

Historical Financial Summary Twelve Months Ended Three Months Ended Six Months Ended $ in millions December 31, June 30, YoY June 30, YoY 2016 2017 2018 2019 2019 2020 Growth 2019 2020 Growth # Locations 1,162 1,442 1,686 2,312 1,762 2,335 33% 1,762 2,335 33% # VGTs 4,947 6,439 7,649 10,499 8,082 11,108 37% 8,082 11,108 37% Net Video Gaming Revenue 168 240 322 411 101 -- (100%) 195 102 (48%) Other Revenue 5 8 10 14 3 0 (88%) 7 4 (38%) Gross Revenues 173 248 332 424 104 0 (100%) 202 106 (48%) % YoY Growth 43% 34% 28% (100%) (48%) less: Video Gaming Expenses(1) (110) (157) (211) (272) (66) -- (100%) (128) (68) (47%) Gross Profit 64 91 121 152 38 0 (99%) 74 38 (49%) % Margin 37% 37% 37% 36% 37% 100% 37% 36% less: G&A Expenses (31) (45) (58) (75) (17) (10) (40%) (34) (34) 1% EBITDA 32 46 63 77 21 (10) (149%) 40 4 (91%) Adj. EBITDA(2) 33 47 64 80 21 (9) (142%) 41 6 (85%) % Margin 19% 19% 19% 19% 20% (2307%) 20% 6% % YoY Growth 41% 36% 25% (142%) (85%) less: D&A of Property & Equipment (13) (17) (21) (26) (6) (5) (12) (10) less: Amortization of Op Routes (6) (10) (15) (18) (5) (6) (9) (11) EBIT 14 20 28 33 10 (21) 19 (17) less: Other Expenses 0 (1) (3) (20) (1) (3) (1) (4) less: Interest Expense, net (5) (8) (10) (13) (3) (2) (6) (7) less: Income Taxes (3) (2) (4) (5) (2) 5 (3) 5 less: Loss on debt extinguishment -- -- -- (1) -- -- -- -- Reported Net Income (Loss) 5 8 11 (6) 4 (21) 8 (23) Adjusted Net Income (Loss)(2) 9 17 23 23 8 (14) 15 (7) 1. Video Gaming Expenses includes Illinois state gaming taxes, Scientific Gaming revenue sharing, and Location revenue sharing. 2. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 12 "Non-GAAP to GAAP Reconciliation.” Note: Numbers may not total due to rounding 10

Accel Balance Sheet December 31, June 30, $ in millions 2019 2020 Assets Current Assets: Cash and cash equivalents $125 $149 Investment in convertible notes (current) $11 $17 Other current assets $15 $14 Total current assets $151 $180 Property and equipment, net $119 $124 Route and customer acquisition costs, net $17 $16 Location contracts acquired, net $167 $157 Goodwill $35 $35 Investment in convertible notes, less current portion $19 $13 Other assets $1 $1 Total assets $509 $525 Liabilities and Stockholders' Equity Current liabilities: Short Term Debt and Current Maturities $15 $18 Accrued state and location gaming expense $8 – Other Current Liabilities $32 $32 Total current liabilities $55 $50 Long-term liabilities: Long-term debt $335 $381 Other liabilities $34 $29 Total liabilities $424 $460 Total stockholders' equity $86 $65 Total liabilities and stockholders' equity $509 $525 Note: Numbers may not total due to rounding 11

Non-GAAP to GAAP Reconciliation Twelve Months Ended Three Months Ended Six Months Ended $ in millions December 31, June 30, June 30, Standalone Accel 2016 2017 2018 2019 2019 2020 2019 2020 Reported Net Income (Loss) 5 8 11 (6) 4 (21) 8 (23) (+) Amortization of Op Routes 6 10 15 18 5 6 9 11 (+) Stock Based Comp(1) 1 1 0 2 0 1 0 2 (+) Other Expenses, net (0) 1 3 20 1 3 1 4 (+) Tax effect of adjustments(2) (3) (3) (6) (11) (2) (2) (4) (2) Adjusted Net Income 9 17 23 23 8 (14) 15 (7) (+) D&A of Property & Equipment 13 17 21 26 6 5 12 10 (+) Interest Expense, net 5 8 10 13 3 2 6 7 (+) Income Tax (Benefit) Expense 6 5 10 17 4 (3) 7 (3) (+) Loss on debt extinguishment – – – 1 – – – – Adjusted EBITDA 33 47 64 80 21 (9) 41 6 Three Months Ended Three Months Ended $ in millions March 31, June 30, Sep. 30, Dec. 31, March 31, June 30, Standalone Accel 2019 2019 2019 2019 2020 2020 Reported Net Income (Loss) 4 4 (2) (13) (2) (21) (+) Amortization of Op Routes 4 5 4 5 6 6 (+) Stock Based Comp(1) 0 0 0 2 1 1 (+) Other Expenses, net 1 1 6 12 1 3 (+) D&A of Property & Equipment 6 6 7 8 5 5 (+) Interest Expense, net 3 3 3 3 4 2 (+) Income Tax (Benefit) Expense 2 2 (1) 2 (0) (5) (+) Loss on Debt Extinguishment – – – 1 – – Adjusted EBITDA 20 21 18 21 15 (9) 1. Stock-based compensation consists of options, restricted stock units and warrants 2. Calculated by excluding the impact of the non-GAAP adjustments from the current period tax provision calculations Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information. Numbers may not total due to rounding. 12